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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 28, 2002


                         FIRSTFED AMERICA BANCORP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       1-12305               04-3331237
      --------                       --------              ----------
(State or other jurisdiction of     (Commission           (IRS Employer
incorporation or organization)      File Number)          Identification No.)

                 ONE FIRSTFED PARK, Swansea, Massachusetts 02777
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (508) 679-8181
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)






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      The Registrant hereby amends the items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated February 28, 2002 and filed on March 13, 2002 as set forth herein.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

(a) The following financial statements of People's Bancshares, Inc. appearing on pages F-10 through F-44 on the Joint Proxy Statement/Prospectus contained in FIRSTFED's Registration Statement on Form S-4 (File No. 333-73924) are incorporated herein by reference:

      Independent Auditors' Report
      Consolidated Balance Sheets as of December 31, 2000 and 1999 Consolidated Statements of Income for the Years Ended
         December 31, 2000, 1999 and 1998
      Consolidated Statements of Stockholders' Equity
         for the Years Ended December 31, 2000, 1999 and 1998
      Consolidated Statements of Cash Flows for the Years Ended
         December 31, 2000, 1999 and 1998
      Consolidated Balance Sheets as of September 30, 2001 (unaudited) and
         December 31, 2000
      Consolidated Statements of Income for the Nine Month Period Ended
         September 30, 2001 and 2000 (unaudited)
      Notes to Consolidated Financial Statements

(b) The unaudited pro forma consolidated condensed combined statement of operations for the year ended March 31, 2001 and the notes to the unaudited pro forma consolidated condensed combined financial statements on pages 87 through 94 of the Joint Proxy Statement/Prospectus contained in FIRSTFED's Registration Statement on Form S-4 (File No. 333-73924) are incorporated herein by reference.

      To the extent not incorporated herein by reference as stated above, the pro forma financial information that is required to be included herein pursuant to Article II of Regulation S-X is attached hereto as Exhibit No.
      99.2 and is incorporated herein by reference.

(c)   Exhibit No.             Description
      -----------             -----------

         2.1 Agreement and Plan of Merger, dated as of October 1, 2001, by and between FIRSTFED AMERICA BANCORP, INC. and People's Bancshares, Inc. *

        99.1     Press Release, dated March 1, 2002**




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      Exhibit No.             Description
      -----------             -----------

         99.2 Unaudited Pro Forma Consolidated Condensed Combined Balance Sheet as of December 31, 2001

                 Unaudited Pro Forma Consolidated Condensed Combined Statement of Operations for the Nine Months Ended December 31, 2001

                 Unaudited Pro Forma Consolidated Condensed Combined Statement of Operations for the Year Ended March 31, 2001

-----------------------------
*Incorporated by reference to the Form 8-K filed by FIRSTFED AMERICA BANCORP, INC. on October 2, 2001.

**Incorporated by reference to the Form 8-K filed by FIRSTFED AMERICA BANCORP, INC. on March 13, 2002.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRSTFED AMERICA BANCORP, INC.


Dated: May 10, 2002                 By: /s/ Edward A. Hjerpe, III
                                        ------------------------------------
                                        Edward A. Hjerpe, III
                                        Executive Vice President and Chief
                                        Financial Officer













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